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                                   SSgA FUNDS

                        SUPPLEMENT DATED JANUARY 28, 2005

                                TO THE SSgA FUNDS
                      STATEMENTS OF ADDITIONAL INFORMATION
                             DATED DECEMBER 20, 2004

Information in the Statement of Additional Information under "Appendix: SSgA Funds Management, Inc. - Proxy Voting Policy" is hereby amended in its entirety to read as follows:

INTRODUCTION

SSgA Funds Management, Inc. ("FM") seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which FM believes will maximize the monetary value of each portfolio's holdings. FM takes the view that this will benefit our direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders).

Oversight of the proxy voting process is the responsibility of the State Street Global Advisors (SSgA) Investment Committee. The SSgA Investment Committee reviews and approves amendments to the FM Proxy Voting Policy and delegates authority to vote in accordance with this policy to Proxy Voting Services. FM retains the final authority and responsibility for voting. In addition to voting proxies, FM:

   1) describes its proxy voting procedures to its clients in Part II of its Form ADV;
   2)  provides the client with this written proxy policy, upon request;
   3) discloses to its clients how they may obtain information on how FM voted the client's proxies;
   4)  matches proxies received with holdings as of record date;
   5)  reconciles holdings as of record date and rectifies any discrepancies;
   6) generally applies its proxy voting policy consistently and keeps records of votes for each client;
   7)  documents the reason(s) for voting for all non-routine items; and
   8) keeps records of such proxy voting available for inspection by the client or governmental agencies.

PROCESS

The SSgA FM Principal -- Manager of Corporate Actions is responsible for monitoring corporate actions. As stated above, oversight of the proxy voting process is the responsibility of the SSgA Investment Committee, which retains oversight responsibility for all investment activities of all State Street Corporation investment firms.

In order to facilitate our proxy voting process, FM retains a firm with expertise in the proxy voting and corporate governance fields to assist in the due diligence process. The Manager of Corporate Actions is responsible, working with this firm, for ensuring that proxies are submitted in a timely manner.

All proxies received on behalf of FM clients are forwarded to our proxy voting firm. If (i) the request falls within one of the guidelines listed below, and
(ii) there are no special circumstances relating to that company or proxy which come to our attention (as discussed below), the proxy is voted according to our guidelines.

However, from time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by our policies. These proxies are identified through a number of methods, including but not limited to notification from our third party proxy voting specialist, concerns of clients, review by internal proxy specialists, and questions from consultants.

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In instances of special circumstances or issues not directly addressed by our policies, the Chairman of the Investment Committee is consulted for a determination of the proxy vote. The first determination is whether there is a material conflict of interest between the interests of our client and those of FM. If the Manager of Corporate Actions and the Chairman of the Investment Committee determine that there is a material conflict, the process detailed below under "Potential Conflicts" is followed. If there is no material conflict, we examine each of the issuer's proposals in detail in seeking to determine what vote would be in the best interests of our clients. At this point, the Chairman of the Investment Committee makes a voting decision based on maximizing the monetary value of each portfolios' holdings. However, the Chairman of the Investment Committee may determine that a proxy involves the consideration of particularly significant issues and present the proxy to the entire Investment Committee for a decision on voting the proxy.

FM also endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. SSgA votes in all markets where it is feasible to do so. Note that certain custodians utilized by our clients do not offer proxy voting in every foreign jurisdiction. In such a case, FM will be unable to vote such a proxy.

VOTING

For most issues and in most circumstances, we abide by the following general guidelines. However, as discussed above, in certain circumstances, we may determine that it would be in the best interests of our clients to deviate from these guidelines.

Management Proposals

I. Generally, SSgA votes IN SUPPORT OF management on the following ballot items, which are fairly common management sponsored initiatives.

     - Elections of directors who do not appear to have been remiss in the performance of their oversight responsibilities and who do not simultaneously serve on an unreasonable (as determined by SSgA) (other than those affiliated with the issues) number of other boards

     -  Approval of auditors

     -  Directors' and auditors' compensation

     -  Directors' liability and indemnification

     -  Discharge of board members and auditors

     -  Financial statements and allocation of income

     - Dividend payouts that are greater than or equal to country and industry standards

     -  Authorization of share repurchase programs

     -  General updating of or corrective amendments to charter

     -  Change in Corporation Name

     -  Elimination of cumulative voting

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II.  Generally, SSgA votes IN SUPPORT OF management on the following items, which have potentially substantial financial or best-interest impact:

     - Capitalization changes which eliminate other classes of stock and voting rights

     - Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization for U.S. companies and no more than 100% of existing authorization for non-U.S. companies

     - Elimination of pre-emptive rights for share issuance of less than a given percentage (country specific - ranging from 5% to 20%) of the outstanding shares

     -  Elimination of "poison pill" rights

     - Stock purchase plans with an exercise price of not less that 85% of fair market value

     -  Stock option plans which are incentive based and not excessive

     -  Other stock-based plans which are appropriately structured

     -  Reductions in super-majority vote requirements

     -  Adoption of anti-"greenmail" provisions

III. Generally, SSgA votes AGAINST management on the following items, which have potentially substantial financial or best interest impact:

     - Capitalization changes that add "blank check" classes of stock or classes that dilute the voting interests of existing shareholders

     - Changes in capitalization authorization where management does not offer an appropriate rationale or which are contrary to the best interest of existing shareholders

     - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers

     - Amendments to bylaws which would require super-majority shareholder votes to pass or repeal certain provisions

     -  Elimination of Shareholders' Right to Call Special Meetings

     -  Establishment of classified boards of directors

     - Reincorporation in a state which has more stringent anti-takeover and related provisions

     - Shareholder rights plans that allow the board of directors to block appropriate offers to shareholders or which trigger provisions preventing legitimate offers from proceeding

     -  Excessive compensation

     - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered

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     -  Adjournment of Meeting to Solicit Additional Votes

     - "Other business as properly comes before the meeting" proposals which extend "blank check" powers to those acting as proxy

     - Proposals requesting re-election of insiders or affiliated directors who serve on audit, compensation, and nominating committees.

IV. SSgA evaluates Mergers and Acquisitions on a case-by-case basis. Consistent with our proxy policy, we support management in seeking to achieve their objectives for shareholders. However, in all cases, SSgA uses its discretion in order to maximize shareholder value. SSgA generally votes as follows:

     - Against offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

     - For offers that concur with index calculators treatment and our ability to meet our clients return objectives for passive funds

     - Against offers when there are prospects for an enhanced bid or other bidders

     - For proposals to restructure or liquidate closed end investment funds in which the secondary market price is substantially lower than the net asset value

Shareholder Proposals

Traditionally, shareholder proposals have been used to encourage management and other shareholders to address socio-political issues. SSgA believes that it is inappropriate to use client assets to attempt to affect such issues. Thus, we examine shareholder proposals primarily to determine their economic impact on shareholders.

I. Generally, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     -  Requirements that auditors attend the annual meeting of shareholders

     - The establishment of annual elections of the board of directors unless the board is composed by a majority of independent directors, the board's key committees (auditing, nominating and compensation) are composed of independent directors, and there are no other material governance issues or performance issues

     - Mandates requiring a majority of independent directors on the Board of Directors and the audit, nominating, and compensation committees

     -  Mandates that amendments to bylaws or charters have shareholder approval

     -  Mandates that shareholder-rights plans be put to a vote or repealed

     -  Establishment of confidential voting

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     -  Expansions to reporting of financial or compensation-related information, within reason

     -  Repeals of various anti-takeover related provisions

     -  Reduction or elimination of super-majority vote requirements

     -  Repeals or prohibitions of "greenmail" provisions

     -  "Opting-out" of business combination provisions

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer does not have an independent compensation committee

II. In light of recent events surrounding corporate auditors and taking into account corporate governance provisions released by the SEC, NYSE, and NASDAQ, SSgA votes IN SUPPORT OF shareholders on the following ballot items, which are fairly common shareholder-sponsored initiatives:

     - Disclosure of Auditor and Consulting relationships when the same or related entities are conducting both activities

     - Establishment of selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function

     - Mandates that Audit, Compensation and Nominating Committee members should all be independent directors

     - Mandates giving the Audit Committee the sole responsibility for the selection and dismissal of the auditing firm and any subsequent result of audits are reported to the audit committee

III. SSgA votes AGAINST shareholders on the following initiatives, which are fairly common shareholder-sponsored initiatives:

     -  Limits to tenure of directors

     - Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

     -  Restoration of cumulative voting in the election of directors

     - Requirements that the company provide costly, duplicative, or redundant reports; or reports of a non-business nature

     - Restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial or best-interest impact

     -  Proposals which require inappropriate endorsements or corporate actions

     - Requiring the company to expense stock options UNLESS already mandated by FASB (or similar body) under regulations that supply a common valuation model

     - Proposal asking companies to adopt full tenure holding periods for their executives

     - Proposals requiring the disclosure of executive retirement benefits IF the issuer has an independent compensation committee

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SHAREHOLDER ACTIVISM

We at FM agree entirely with the United States Department of Labor's position that "where proxy voting decisions may have an effect on the economic value of the plan's underlying investment, plan fiduciaries should make proxy voting decisions with a view to enhancing the value of the shares of stock" (IB 94-2). Our proxy voting policy and procedures are designed to ensure that our clients receive the best possible returns on their investments. We meet directly with corporation representatives and participate in conference calls and third-party inquiries in order to ensure our processes are as fully informed as possible.

Through our membership in the Council of Institutional Investors as well as our contact with corporate pension plans, public funds, and unions, we are also able to communicate extensively with other shareholders regarding events and issues relevant to individual corporations, general industry, and current shareholder concerns.

In addition, FM monitors "target" lists of underperforming companies prepared by various shareholder groups, including: California Public Employee Retirement System, The City of New York - Office of the Comptroller, International Brotherhood of Teamsters, and Council of Institutional Investors. Companies, so identified, receive an individual, systematic review by the Corporate Governance Subcommittee of SSgA's Investment Committee.

As an active shareholder, FM's role is to ensure that corporate policies serve the best interests of the corporation's investor-owners. Though we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight of and input into management decisions that may affect a company's value. To that end, our monitoring of corporate management and industry events is substantially more detailed than that of the typical voter. We have demonstrated our willingness to vote against management-sponsored initiatives and to support shareholder proposals when appropriate. To date we have not filed proposals or initiated letter-writing or other campaigns, but have used our active participation in the corporate governance process--especially the proxy voting process--as the most effective means by which to communicate our and our clients' legitimate shareholder concerns. Should an issue arise in conjunction with a specific corporation that cannot be satisfactorily resolved through these means, we shall consider other approaches.

Through the consistent, conscientious execution of our responsibilities as both fiduciary and shareholder, FM is able to promote the best interests of its fellow shareholders and its clients. The SSgA Funds Management, Inc. Proxy Voting Policy provides for this active, informed participation in the management of those corporations in which we hold shares.

POTENTIAL CONFLICTS

As discussed above under Process, from time to time, FM will review a proxy which presents a potential material conflict. For example, FM or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when FM has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship.

As a fiduciary to its clients, FM takes these potential conflicts very seriously. While FM's only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients' best interests and are not affected by FM's potential conflict, there are a number of courses FM may take. The final decision as to which course to follow shall be made by the Investment Committee.

When the matter falls clearly within one of the proposals enumerated above, casting a vote which simply follows FM's pre-determined policy would eliminate FM's discretion on the particular issue and hence avoid the conflict.

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In other cases, where the matter presents a potential material conflict and is not clearly within one of the enumerated proposals, or is of such a nature that FM believes more active involvement is necessary, the Chairman of the Investment Committee shall present the proxy to the Investment Committee, who will follow one of two courses of action. First, FM may employ the services of a third party, wholly independent of FM, its affiliates and those parties involved in the proxy issue, to determine the appropriate vote.

Second, in certain situations the Investment Committee may determine that the employment of a third party is unfeasible, impractical or unnecessary. In such situations, the Investment Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of FM's clients, shall be formalized in writing as a part of the minutes to the Investment Committee. As stated above, which action is appropriate in any given scenario would be the decision of the Investment Committee in carrying out its duty to ensure that the proxies are voted in the clients', and not FM's, best interests.

RECORDKEEPING

In accordance with applicable law, FM shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in FM's office:

   1) FM's Proxy Voting Policy and any additional procedures created pursuant to such Policy;
   2) a copy of each proxy statement FM receives regarding securities held by its clients (note: this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);
   3) a record of each vote cast by FM (note: this requirement may be satisfied by a third party who has agreed in writing to do so);
   4) a copy of any document created by FM that was material in making its voting decision or that memorializes the basis for such decision; and
   5) a copy of each written request from a client, and response to the client, for information on how FM voted the client's proxies.

DISCLOSURE OF CLIENT VOTING INFORMATION

Any client who wishes to receive information on how its proxies were voted should contact its FM client service officer.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE